DWS VARIABLE SERIES II

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                    DWS Alternative Asset Allocation Plus VIP


The following information replaces similar disclosure in the "The Portfolio's Main Investment Strategy" section of the prospectuses:

In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the portfolio, will not be used until assets of the portfolio exceed $50 million, however, the portfolio may have indirect exposure to the iGAP strategy through other DWS funds. While the portfolio and the DWS funds in which it invests may use derivatives or similar instruments and techniques to hedge existing positions, derivatives and currency transactions, when used by the portfolio as part of the iGAP strategy or to gain exposure to hedge funds, generally will be used to seek return and not for hedging purposes. Certain DWS funds in which the portfolio invests may also use the iGAP strategy.

The following information replaces the existing Derivatives Risk disclosure in the "Investment risks of the portfolio and the underlying funds" sub-heading under "The Main Risks of Investing in the Portfolio" section of the prospectuses.

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Derivatives whose values are tied to the value of commodities will subject the portfolio directly to commodities risk and tax risk associated with investment in commodities. See the "Commodity Risk" and "Tax Risk" sections for additional information.








               Please Retain This Supplement for Future Reference


December 1, 2009                                          [DWS INVESTMENTS LOGO]
VSDAAAPF-3601                                                Deutsche Bank Group